UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LIFETIME BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LifetimeBrands ENDORSEMENT LINE SACKPACK 1:101:101714 1 1111.1.1 riliniiiiiriliiiiii.1,1 11.11111 1111 1 1.11 .61[111111 1]1111.14119...1.1.1,, MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD6 111111111111111111111111111111111111111111111111111111111111 C 1 2 34 5 6 7 8 9 0 1111111111111E1111111111111111 Online Go to www.envisionreports.com/LCUT or scan the QR code - login details are located in the shaded bar below. Lifetime Brands, Inc. Annual Meeting of Stockholders Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Lifetime Brands, Inc. Annual Meeting of Stockholders to be Held on June 23, 2022 (the “2022 Annual Meeting”) Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and details of the 2022 Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at: www.envisionreports.com/LCUT Easy Online Access - View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/LCUT. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 13, 2022 to facilitate timely delivery. 2 NOT COY 63MBE 03MDBC

Lifetime Brands, Inc. Annual Meeting of Stockholders Notice Lifetime Brands, Inc.’s Annual Meeting of Stockholders will be held on Thursday, June 23, 2022, at 10:30 a.m. Eastern Time, virtually via the internet at www.meetnow.global/MC25T7Q. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees for director, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. 1.Election of Directors: 01 - Jeffrey Siegel 02 - Robert B. Kay 03 - Rachael A. Jarosh 04 - John Koegel 05 - Cherrie Nanninga 06 - Craig Phillips 07 - Veronique Gabai-Pinsky 08 - Bruce G. Pollack 09 - Michael J. Regan 10 - Michael Schnabel 2. To ratify the appointment of Ernst & Young as the Independent Registered Public Accounting Firm of The Company For 2022. 3. To approve, on a non-binding advisory basis, the 2021 compensation of the Company’s named executive officers. 4. To approve an amendment and restatement of the Company’s Amended and Restated 2000 Long-Term Incentive Plan.PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet - Go to www.envisionreports.corn/LCUT. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1-866-641-4276. Email - Send an email to investorvote@computershare.com with “Proxy Materials Lifetime Brands, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 13, 2022.